Exhibit 99.3

AMUNDI US, INC.

Consolidated Interim Financial Statements (unaudited)

As of and for the Three Months Ended March 31, 2025 and 2024

AMUNDI US, INC.

Consolidated Balance Sheets

(in thousands, except share amounts)

	March 31, 2025	December 31, 2024
	(unaudited)
Assets
Cash and cash equivalents	$53,572	$164,252
Receivables:
Investment management fees, distribution fees, and the Pioneer Family of Mutual Funds	25,942	22,354
Due from affiliates	34,638	24,478
Other	211	69
Prepaid service fees and dealer advances	1,235	1,245
Prepaid expenses	4,438	5,031
Other assets	9,933	10,231
Investment in deferred compensation plans	84,095	82,432
Property, software and equipment (net of accumulated depreciation/amortization of $18,807 and $18,032, respectively)	11,183	11,958
Right of use property, operating (net of accumulated depreciation of $18,987 and $18,177, respectively)	22,573	23,443
Intangible assets
	715,994	715,994
Total assets	$963,814	$1,061,487

Liabilities and Stockholder’s Equity
Liabilities:
Accrued compensation and related benefits	$29,110	$40,856
Accounts payable and accrued expenses	9,670	14,950
Distribution and service fees due to brokers and dealers	12,736	13,163
Due to affiliates	2,884	6,085
Income tax payable	729	720
Deferred income taxes	144,408	136,362
Deferred compensation plans	45,946	60,075
Lease liability, operating	31,744	32,891
Long-term incentive plans	18,666	9,062
Total liabilities	295,893	314,164

Stockholder's Equity:
Common stock, $0.01 par value. Authorized 1,000 shares; issued and outstanding 100 shares	—	—
Paid-in capital	1,132,167	1,132,167
Accumulated deficit	(464,246)	(384,844)
Total stockholder’s equity	667,921	747,323
Total liabilities and stockholder’s equity	$963,814	$1,061,487

The accompanying notes are an integral part of these consolidated financial statements.

AMUNDI US, INC.

Consolidated Statements of Operations

(in thousands, except share amounts)

(unaudited)

	For the Three Months Ended March 31,
	2025	2024
Revenues:
Investment management fees, net	$81,474	$72,065
Service fees, distribution fees and underwriting revenues	18,428	17,233
Related party revenues	23,014	19,649
Reimbursement for expenses incurred on behalf of the Pioneer Family of Mutual Funds	10,015	9,150
Reimbursements for administrative services and other revenue	5,466	7,771
Total revenues	138,397	125,868

Operating expenses:
Service and distribution fee expenses	18,396	17,052
Compensation and related benefits	67,929	42,362
Related party expenses	6,655	7,932
Sales and marketing	10,955	10,267
Depreciation and amortization	775	1,021
Occupancy and facilities	2,240	2,237
Share-based compensation	9,773	842
Data-related services	2,675	2,032
Expenses incurred on behalf of the Pioneer Family of Mutual Funds	10,015	9,150
Other expenses	4,914	4,161
Total operating expenses	134,327	97,056

Income before provision for income taxes	4,070	28,812
Provision for income taxes	810	6,870
Net income and comprehensive income	$3,260	$21,942

The accompanying notes are an integral part of these consolidated financial statements.

AMUNDI US, INC.

Consolidated Statements of Changes in Stockholder's Equity

(in thousands, except share amounts)

(unaudited)

	Common stock				Total
	Number of shares	Amount	Paid-in capital	Accumulated deficit	stockholder’s equity
Balance at December 31, 2023	100	$—	$1,131,802	$(410,533)	$721,269
Net income	—	—	—	21,942	21,942
Dividends paid	—	—	—	—	—
Balance at March 31, 2024	100	$—	$1,131,802	$(388,591)	$743,211

	Common stock				Total
	Number of shares	Amount	Paid-in capital	Accumulated deficit	stockholder’s equity
Balance at December 31, 2024	100	$—	$1,132,167	$(384,844)	$747,323
Net income	—	—	—	3,260	3,260
Dividends paid	—	—	—	(82,662)	(82,662)
Balance at March 31, 2025	100	$—	$1,132,167	$(464,246)	$667,921

The accompanying notes are an integral part of these consolidated financial statements.

AMUNDI US, INC.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended March 31,
	2025	2024
Cash flows from operating activities:
Net income	$3,260	$21,942
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	775	1,021
Deferred income taxes	801	6,513
Share-based compensation	9,773	842
Changes in operating assets and liabilities:
Receivable for investment management fees and from the Pioneer Family of Mutual Funds	(3,588)	(2,773)
Due from affiliates	(10,160)	2,191
Other receivables	(142)	(320)
Prepaid service fees and dealer advances	10	(105)
Prepaid expenses	593	233
Other assets	298	298
Investment in deferred compensation plans	(1,663)	(4,511)
Right of use property, operating	870	871
Accrued compensation and related benefits	(11,746)	(17,357)
Accounts payable and accrued expenses	(5,280)	1,641
Distribution and service fees due to brokers and dealers	(427)	862
Due to affiliates	4,044	6,145
Income taxes payable	9	—
Deferred compensation plans	(14,129)	(7,201)
Lease liability, operating	(1,147)	(1,115)
Long-term incentive plans	(169)	(254)
Net cash provided by operating activities	(28,018)	8,923
Cash flows from investing activities:
Purchases of property and equipment	—	(40)
Net cash used by investing activities	—	(40)
Cash flows from financing activities:
Payment of dividend to parent company	(82,662)	—
Net cash used in financing activities	(82,662)	—
Net increase (decrease) in cash and cash equivalents	(110,680)	8,883
Cash and cash equivalents at beginning of year	164,252	148,497
Cash and cash equivalents at end of year	$53,572	$157,380

Supplemental disclosure:
Cash paid for taxes, net of refunds	$2,180	$321

The accompanying notes are an integral part of these consolidated financial statements.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

(1)
Nature of Operations and Organization
(a)
Nature of Operations

Amundi US, Inc., (the Company, or AUS), a Delaware corporation, is a holding company operating primarily out of Boston, MA and Durham, NC. The Company and its subsidiaries are wholly owned by Amundi Holdings US, Inc. (AHUS), a wholly owned subsidiary of Amundi Asset Management S.A.S. (Amundi), a global asset manager headquartered in Paris, France.

(b)
Organization

Amundi Asset Management US, Inc. (AAMUS), a wholly owned subsidiary of Amundi US, Inc., serves as the investment adviser for the US registered investment companies comprising the Pioneer Family of Mutual Funds (the Pioneer Funds), and also provides advisory and sub-advisory services to institutional, related party, and other accounts.

Amundi Distributor US, Inc. (AD), a wholly owned subsidiary of the Company, serves as the principal underwriter and distributor of shares of the Pioneer Funds through a network of independent broker-dealers, is the exclusive distributor of the Pioneer Variable Contracts Trust, and provides marketing and promotional services on behalf of affiliates for non-US distributed portfolios. AD is a registered securities broker-dealer under the US Securities and Exchange Commission (SEC) Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

On July 9, 2024, Amundi entered into a definitive agreement to sell AHUS and its subsidiaries to Victory Capital Holdings, Inc. (Victory Capital), subject to regulatory and shareholder approval and customary closing conditions (Victory Transaction). AHUS's activities are principally conducted by its wholly owned subsidiary AUS. The consolidated financial information for AUS included in these consolidated financial statements does not include the financial information of AHUS as the consolidated financial statements of AUS materially reflect the acquired assets and operations of AHUS and their impact on Victory Capital’s ongoing operations. Therefore, the consolidated financial statements of AUS herein are presented in lieu of consolidated financial statements for AHUS. See note 15 for further detail.

(2)
Summary of Significant Accounting Policies
(a)
Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP), which require the use of judgments, estimates and assumptions by management that affect the amounts reported in the unaudited consolidated financial statements and related disclosures. Actual results could differ from those estimates. The information furnished in these unaudited consolidated financial statements includes normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. All amounts are expressed in US dollars unless otherwise specified.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

(b)
Principles of Consolidation

The unaudited consolidated financial statements include the accounts of the Company, its subsidiaries and any other entities in which it has a controlling financial interest. In evaluating whether or not an entity must be consolidated, the Company determines if such entity is a voting interest entity (VOE) or a variable interest entity (VIE). Under the VOE model, a controlling financial interest is typically present if the Company owns a majority of the voting interest in an entity or otherwise has the power to govern the financial and operating policies of the entity. The Company consolidates any variable interest entity (VIE), including any open-end registered investment companies (company-sponsored funds), for which the Company has a controlling financial interest and the Company is therefore considered the primary beneficiary. The Company is the primary beneficiary, which is when it has both the power to direct the activities that most significantly impact the VIE and a variable interest that could potentially be significant to the VIE. As of March 31, 2025 and December 31, 2024, the Company was not the primary beneficiary of any variable interest entities. The Company recognizes non-controlling interest in consolidated affiliates in which the Company’s ownership is less than 100 percent. All intercompany accounts and transactions have been eliminated in consolidation.

(c)
Operating Segments

Not applicable.

(d)
Sales of Pioneer Family of Mutual Fund Shares

Upon the sale of shares by the Pioneer Funds, the Company records accounts receivable from the third-party broker dealer and corresponding accounts payable to the Pioneer Funds, on a trade-date basis. Similarly, upon the redemption of shares of the Pioneer Funds, the Company records accounts receivable from the Pioneer Funds and corresponding accounts payable to the third-party broker dealer. The receivables and payables to and from broker-dealers and the Pioneer Funds for unsettled fund shares sold or redeemed are presented on a net basis. The net presentation of these receivables and payables is determined based on the Company’s role as an agent, rather than as a principal, regarding these transactions, in that the Company is acting as a conduit between two counterparties, the broker-dealers and the Pioneer Funds, and bears no financial responsibility to either party.

(e)
Recognition of Revenues and Expenses

The Company’s revenue is largely dependent on the total value and composition of assets under management of AAMUS, which includes domestic and international equity and debt portfolios; accordingly, fluctuations in financial markets and in the composition of assets under management affect revenue and results of operations.

The Company has contractual arrangements with third parties to provide distribution-related services. Management’s determination of whether revenue should be reported gross based on the amount paid by the Funds or net of payments to third-party service providers is based on management’s assessment as to whether the Company is acting as the principal service provider or is acting as an agent. The primary factors considered in assessing the nature of the Company’s role include (1) whether the Company is responsible for the fulfillment of the obligation, including the acceptability of the services provided; (2) whether the Company has reasonable latitude to establish the price of the services provided; (3) whether the Company has the discretion to select the service provider; and (4) whether the Company assumes credit risk in the arrangement. Management has determined that the Company is acting as the principal service provider, as such, gross presentation is appropriate.

Investment Management Fees, Net

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

Investment management fees represent fees earned by the Company for providing the Pioneer Funds with overall management of their net assets, including oversight of fund operations, maintenance of books and records related to investments, and paying expenses of the funds. The combination of these services represents the combined output of overall investment management and advisory services. Agreements with certain of the Pioneer Funds provide for fee reductions as well as performance fees. Fee reductions are based on the excess of annual expenses of each mutual fund over certain limits. Performance fees are based on the achievement of a specified performance threshold over a contractually defined benchmark. Investment management fee revenue is inclusive of performance fees and net of fee waivers. Investment management fee revenue and fee waivers are calculated by applying a contractually agreed upon rate to assets under management. The revenue is recognized over time, as the customer simultaneously receives and consumes the benefits of the investment management services by the Company. Performance fees are recorded at a point in time, as a fund’s performance is crystallized at the end of a predetermined period without the possibility of future clawback. Investment management fee revenue also includes revenue earned for rendering investment advisory and management services for the closed-end Pioneer Funds. Investment management fees are reported net of the amortization of fees paid to underwriters for organizational and offering costs incurred when launching a new closed-end fund (see note 2j). Investment management fees are recorded net of performance fee reductions, waived fees and closed-end fund offering cost amortization on the accompanying unaudited Consolidated Statements of Operations.

Service Fee, Distribution Fee, and Underwriting Revenues and Expenses

Distribution and service fee revenue is earned from the Pioneer Funds for the ongoing performance of distribution and related fund services, contractually agreed upon and subject to annual renewal by the participating Pioneer Funds’ Board of Trustees. Distribution fee revenues include distribution fees earned based on an annual rate of 0.75% (0.25% for short-term funds) of net assets of Class C shares of the Pioneer Funds and 0.25% per annum for Class R shares. Service fee revenues include a service fee based on annual rate of 0.25% (0.20% for short-term funds) that is collected by the Company as reimbursement from the Pioneer Funds for service fees prepaid to brokers and dealers in the initial year that an account is established. Payments of a portion of these fees may be made to third-party distributors who ultimately fulfill those contractual performance obligations. The Company may elect to waive these fees. Simultaneous receipt and consumption of the service by the customer occurs, therefore, the fee is earned over time.

In subsequent years, these distribution and service fees will be collected by the Company and remitted to third-party brokers and dealers as compensation pursuant to the underlying funds’ distribution plans. The expenses associated with third-party distribution and service fee arrangements are recorded in service and distribution fee expense on the accompanying unaudited Consolidated Statements of Operations, as the services are provided by the third party.

Underwriting revenues consist of underwriting commissions and commissions a dealer or the Company earned from the distribution of Class A shares of the Pioneer Funds through a network of independent broker-dealers. For Class A shares, the shareholder pays an underwriter commission to the Company of up to 5.75% of the dollar value of the shares sold, which is recorded as revenue as a point in time, on the trade (execution) date of the sale of the Class A share. Up to 5.00% of the dollar value of shares sold is then paid to the third-party broker dealer and recorded by the Company as an expense. Under certain conditions, the Company may waive the underwriting commission of Class A shares (known as front-end sales load) and sell the shares at net asset value. In these circumstances, the Company does not

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

earn an underwriting commission. Variable annuity commissions are earned on the distribution of variable annuity contracts.

Certain of the Pioneer Funds maintain a multi-class share structure whereby the participating funds offer traditional front-end load shares (Class A shares), back-end load shares (Class C shares), and no-load shares (Class R and Class Y shares). The investor may be required to pay a contingent deferred sales charge (CDSC) on certain shares if there is a redemption within one year. The CDSC is paid based on the lower of original cost or current market value at declining rates starting at 1% on Class C shares and up to 1% on Class A shares.

The Company capitalizes and amortizes Class C share dealer advances for financial statement purposes over a twelve-month period. Amortization is included in service and distribution fee expense in the accompanying unaudited Consolidated Statements of Operations. Distribution fees received by the Company from participating funds are recorded as revenue when earned, gross of any distribution payments made to third parties. CDSCs received by the Company from redeeming shareholders are recognized as revenue at a point in time, upon redemption of the investment during the redemption period. Prepaid service fees are capitalized and amortized for financial statement purposes over a twelve-month period. Amortization is included in service and distribution fee expense in the accompanying unaudited Consolidated Statements of Operations.

Reimbursement for expenses incurred on behalf of the Pioneer Family of Mutual Funds and other Amundi affiliates

The Company pays certain expenses, on behalf of and reimbursed by the Pioneer Family of Mutual Funds and other Amundi affiliates, related to services rendered to these entities. Such amounts are recorded as revenue at a point in time, in the period in which the services are provided to these entities when the Company is deemed to be acting as the principal in the arrangement.

Related party revenues, reimbursement for administrative services and other revenue

Related party revenue primarily consists of revenues earned from other Amundi affiliates (see note 10). Other revenue primarily consists of interest and dividend income, and reimbursement for other administrative services provided to the Pioneer Family of Mutual Funds.

(f)
Cash and Cash Equivalents

The Company considers liquid investments with original maturities of fewer than 90 days to be cash equivalents and carries them at fair value. Cash and cash equivalents totaled $53,572 on March 31, 2025. Cash and cash equivalents of $164,252 on December 31, 2024 includes cash equivalents comprising amounts invested in the Pioneer U.S. Government Money Market Fund of $28,000. The Company’s investment in the Pioneer U.S. Government Money Market Fund is valued at net asset value which is fair value. Cash and cash equivalents also includes checking and other accounts of $136,252 on December 31, 2024, representing funds available for use in the normal day-to-day operations of the Company.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

(g)
Investment in Deferred Compensation Plans

The Company has established Rabbi Trusts to fund the obligations of the various deferred compensation plans and directs the investment of Rabbi Trust assets in a manner similar to investments proposed by participants (see note 9).

(h)
Fair Value Measurements

The Company follows the Financial Accounting Standards Board’s (FASB) Accounting Standard Codification (ASC) 820, Fair Value Measurements and Disclosures. In accordance with ASC 820, fair value is defined as the price that the Company would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy for measuring fair value and enhancing disclosure. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•
Level 1 – quoted prices in active markets for identical instruments.
•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.).
•
Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of current assigned levels within the hierarchy. The Company recognizes transfers, if any, between fair value hierarchy levels at the end of the reporting period.

There were no transfers between the assigned hierarchy levels during the periods ended March 31, 2025 and December 31, 2024.

(i)
Foreign Currency Transactions

Assets and liabilities denominated in foreign currencies are translated at applicable rates as of the interim reporting date. Revenues and expenses are translated based on actual contracted exchange rates at settlement. The difference between the exchange rate at settlement and the rate at the time incurred is recognized as an exchange rate gain or loss. Share-based compensation expenses are translated using average exchange rates during the period. Gains and losses realized on foreign currency transactions principally relate to the settlement of intercompany arrangements with non-US affiliates and are included in administrative services and other revenue and other expenses in the accompanying unaudited Consolidated Statements of Operations.

(j)
Capitalized Closed End Fund Offering Costs

The Company recognizes certain organizational expenses and offering costs paid to underwriters that are associated with the launch of a new closed-end fund as an asset in the accompanying unaudited Consolidated Balance Sheets, in accordance with ASC 606, Revenue from Contracts with Customers. The asset is assessed annually for impairment. These costs are amortized over the life of the fund and are presented as a reduction of the management fee revenue received from the fund. As of March 31, 2025 and December 31, 2024, the capitalized closed-end fund offering costs amounted to $9,933 and $10,231, respectively, which is included as other assets in the accompanying unaudited Consolidated Balance Sheets, and

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

$298 for the three months ended March 31, 2025 and 2024, was included as a reduction of investment management fee revenue in the accompanying unaudited Consolidated Statements of Operations.

(k)
Property, Software and Equipment

Property, software and equipment are reported at cost less accumulated depreciation, computed on a straight-line basis over the estimated useful lives, which range between three and five years for equipment, furniture and fixtures, three years for software and over the lease term or 10 years, whichever is shorter, for leasehold improvements. Additions, renewals, and betterments of fixed assets are capitalized. Expenditures for maintenance and repairs are charged to expense when incurred.

(l)
Leases

The Company is party to several operating leases related to rental properties that expire at various dates through 2031, with options to renew. The Company assesses at contract inception whether the contract is, or contains, a lease. The Company's lease agreements typically do not contain any significant guarantees of asset values at the end of a lease or restrictive covenants.

The lease liability on the accompanying unaudited Consolidated Balance Sheets represents the Company’s obligation to make payments arising from a lease, measured on a discounted basis, and the right of use asset on the accompanying unaudited Consolidated Balance Sheets represents the Company’s right to use, or control the use of a specified asset for the lease term. The lease liability is determined based on the present value of unpaid future minimum lease payments for the population of leases determined at the time of adoption or upon commencement of a new lease. The Company uses the incremental borrowing rate of Amundi to calculate the present value of lease payments. The right of use asset is measured initially as the value of the lease liability plus initial direct costs and prepaid lease payments and less lease incentives received.

Fixed payments representing rental of the property are included in the calculation of the right of use asset and lease liability and payments that are variable in nature (primarily operating expenses) are excluded and expensed as incurred. The Company made an accounting policy election to not recognize lease assets or liabilities for leases with a term of 12 months or less. Lease payments related to short-term leases with a term of 12 months or less are recognized on a straight-line basis as short-term lease expense. Lease expenses are included as a component of occupancy and facilities in the accompanying Consolidated Statement of Operations.

At the commencement of a new lease, the Company assesses whether it is reasonably certain to exercise a renewal option to determine whether it should be included in the calculation of the right of use asset and lease liability. There are no renewal options deemed reasonably certain to be exercised for any of the Company’s current leases and therefore no renewal options are included in the calculation of the right of use asset and lease liability.

(m)
Dividends

During three months ended March 31, 2025 and 2024, the Company paid cash dividends of $82,662 and $0, respectively, to AHUS.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

(n)
Concentration of Credit Risk

The Company is primarily engaged in the advising, selling, and distribution of shares of the Pioneer Family of Mutual Funds. In the event counterparties do not fulfill their obligations to the Company, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties. It is the Company’s policy to review, as necessary, the credit standing of each counterparty. For the three months ended March 31, 2025, and 2024, revenues from Pioneer Fund represented approximately 14% and 15% of total investment management fees, respectively, and revenues from the Pioneer Fundamental Growth Fund represented approximately 13% and 15% of total investment management fees, respectively. Additionally, revenues from the Pioneer Fund represented approximately 29% of the total service fee, distribution fee, and underwriting revenues of the Company for each of the three months ended March 31, 2025 and 2024, respectively. For the three months ended March 31, 2025, revenues from the Multi Asset Income Fund represented 12% of the total service fee, distribution fee, and underwriting revenues of the Company. For the three months ended March 31, 2024, revenues from the Pioneer Fundamental Growth Fund represented 10% of the total service fee, distribution fee, and underwriting revenues of the Company.

The Company has certain cash balances that exceed the insured limits set by the Federal Deposit Insurance Corporation in the United States, which exposes the Company to credit risk. The Company does not believe that cash balances are subject to any unusual risk associated with the Company’s activities.

(o)
Legal and Other Loss Contingencies

The Company, AHUS, and Amundi may from time to time be subject to claims pursuant to U.S. lawsuits, which seek damages, including trebled damages, in amounts, which could, if assessed, be significant.

The Company records liabilities for contingencies when it is probable that a liability has been incurred before the balance sheet date and the amount can be reasonably estimated. Significant management judgment is required to comply with this guidance. The Company analyzes its litigation exposure based on available information, including consultation with outside counsel handling the defense of these matters, to assess its potential liability. Contingent liabilities, if any, are not discounted.

(p)
Share-Based Compensation

Certain employees of the Company were eligible to participate in a long-term incentive plan granted by Amundi whereby participants were granted a number of shares based on performance targets (refer to note 8). This award was classified as an equity award. Equity awards are recognized at estimated fair value at the grant date and amortized over the requisite service period on a straight-line basis. Compensation expense is recorded on the unaudited Consolidated Statements of Operations (net of estimated forfeitures). Up until 2025, Amundi recharged the Company for the shares based on their cost for acquiring the shares in the open market. The difference between the amount recorded by the Company and the amount recharged by Amundi, if any, was recorded as paid-in-capital, recognized as an intercompany contribution or redemption of capital in the accompanying unaudited Statement of Changes in Stockholder’s Equity and classified as a financing cash flow in the accompanying unaudited Statement of Cash Flows. As a result of the Victory Transaction, in 2025, the vesting of these awards was accelerated, all remaining participants were entirely vested, and the awards were converted to cash-settled liability awards (refer to note 8 for further detail).

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

Amounts payable in connection with these plans, including any unrealized foreign currency translation gains or losses, are recorded in long-term incentive plans in the accompanying unaudited Consolidated Balance Sheets.

(q)
Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the book value of the asset may not be recoverable. The Company uses an estimate of the future undiscounted net cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. These assets are amortized on a straight-line basis.

(r)
Intangible Assets

Intangible assets that have indefinite useful lives are subject to annual impairment testing in accordance with ASC 350, Intangibles – Goodwill and Other. Intangibles may be tested using a qualitative approach and/or an income approach (discounted cash flows) on an interim or annual basis, with consideration of whether events or changes in circumstances between annual tests indicate the assets might be impaired. The Company is defined as a single reporting unit for purposes of impairment testing.

Definite lived intangibles are amortized on a straight-line basis over time (see note 5).

All indefinite lived intangible assets are categorized as management contracts, which are contractual arrangements the company has with third parties to provide fund services, where the Company expects to, and has the ability to, continue to manage these funds indefinitely.

Indefinite-lived intangible assets are reviewed for impairment annually as of September 30th using a qualitative approach which weighs various factors in order to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired. Management also periodically considers whether there were events or circumstances that continue to support an indefinite useful life. Indicators monitored by management that may indicate an indefinite useful life is no longer supported include adverse changes in the discount rate, assets under management (AUM) levels, management fee rates, or the cost to income ratio. If the qualitative approach indicates that it is more likely than not that an indefinite-lived intangible asset is impaired, the Company estimates the fair-value of the asset and compares it to the book value of the asset to determine whether an impairment change is necessary. Management has determined that is it not more likely than not that the indefinite-lived intangible assets are impaired as of March 31, 2025.

(s)
Income Taxes

The Company is included in a consolidated federal income tax return filed by AHUS, which files a federal income tax return as the common parent corporation of an affiliated group of corporations which includes the Company. The Company files in various states, either separately or as part of a combined return. The Company is not taxable in any foreign jurisdictions. For federal income tax allocation purposes, consolidated income tax provisions are allocated among the companies included in the consolidated return based on the income tax expenses that would have been recognized had separate returns been filed for each entity or when subsidiary losses are utilized in consolidation, pursuant to the modified separate return method. For state income tax allocation purposes, the Company uses a parent-company-down approach, which allocates taxes based on each consolidated affiliate’s relative contribution to the group’s consolidated state income tax expense. The Company

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

follows an asset and liability approach to accounting for income taxes, which generally requires that deferred income taxes be recognized when assets and liabilities have different values for financial statement and tax reporting purposes. Deferred income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts and tax bases of the Company’s assets and liabilities measured using rates expected to be in effect when such differences reverse. US GAAP allows for the recognition of deferred tax assets that are more likely than not to be realized in future years. If necessary, a valuation allowance is established to reduce the carrying amount of deferred income taxes to amounts that are more likely than not to be realized.

The Company follows the provisions of ASC 740, Accounting for Income Taxes, which applies a more likely than not threshold to the recognition and derecognition of uncertain tax positions. The Company is permitted to recognize the tax benefit of uncertain tax positions only when the position is more likely than not to be sustained upon examination by the tax authorities based on the position’s technical merit. The amount recognized is that which represents the amount of tax benefit that has a greater than 50% likelihood of being ultimately realized upon settlement. It further requires that a change in judgment related to the expected ultimate resolution of uncertain tax positions be recognized in earnings in the period of such change.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, in its provision for income taxes and includes these amounts in its liability for unrecognized tax benefits.

(t)
Deferred Compensation and Other Retention Plans

Certain employees of the Company are eligible to participate in various deferred compensation plans established by the Company. The Company has established Rabbi Trusts to fund the obligations of certain deferred compensation plans and directs the investment of Rabbi Trust assets in a manner similar to investments proposed by participants. The Rabbi Trusts are consolidated in the financial statements of the Company. Participants do not have a security interest in the assets of the Rabbi Trusts through participation in the plans. An increase in the fair value of the assets in the Rabbi Trusts will increase compensation cost (i.e., expense) whereas a decrease in the fair value is recorded as a reduction in compensation cost (i.e., benefit) in the accompanying unaudited Consolidated Statements of Operations (see note 9).

Deferred compensation plans with requisite service periods are expensed over the respective vesting period. The expenses associated with these plans are included as a component of compensation and related benefits in the accompanying unaudited Consolidated Statements of Operations.

(u)
Allowance for Credit Losses

Provisions for credit losses of the investment management fees and distribution fees receivables are made in amounts required to maintain an adequate allowance to cover anticipated losses. All investment management fees and distribution fees receivables were determined to be collectible as of March 31, 2025 and December 31, 2024. No reserve for credit losses and no provision for credit losses were recognized for the three months ended March 31, 2025 and 2024.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

(v)
New Accounting Standards

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which modifies the disclosures related to accounting for income taxes. The guidance enhances annual income tax disclosures, particularly in the areas of disclosures related to the effective tax rate reconciliation and income taxes paid. The guidance is effective for calendar-year public business entities for annual periods beginning after December 15, 2024 and for other entities for annual periods beginning after December 15, 2025. Early adoption is permitted. The Company has not adopted this standard and is currently evaluating the impact it will have on the Company's financial statements and related disclosures.

(3)
Fair Value Measurements

The following table represents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of March 31, 2025, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Investment in deferred compensation plans	$84,095	$—	$—	$84,095
Total financial assets, at fair value	$84,095	$—	$—	$84,095

Long-term incentive plans	$—	$—	$7,812	$7,812
Total financial liabilities, at fair value	$—	$—	$7,812	$7,812

The following table represents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2024, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Investment in Pioneer U.S. Government Money Market Fund (1)	$28,000	$—	$—	$28,000
Investment in deferred compensation plans	82,432	—	—	82,432
Total Investments	110,432	—	—	110,432
Total financial assets, at fair value	$110,432	$—	$—	$110,432

Long-term incentive plans	$—	$—	$9,062	$9,062
Total financial liabilities, at fair value	$—	$—	$9,062	$9,062

(1)
Classified as a component of cash and cash equivalents on the accompanying Consolidated Balance Sheets

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

The following table presents a reconciliation of the beginning and ending fair value measurements of liabilities valued on a recurring basis and classified as Level 3 within the fair value measurement hierarchy for the three months ended March 31, 2025 and the year ended December 31, 2024:

	Long-term Incentive plans
	March 31, 2025	December 31, 2024
Beginning balance	$9,062	$11,575
Payments	—	(5,936)
Expenses	9,773	3,800
Cash conversion (1)	(10,854)	—
Net gain/(loss) on foreign exchange	(169)	(377)
Ending balance	$7,812	$9,062

(1)
See note 8 for further detail.

(4)
Property, Software, and Equipment

The composition of property, software and equipment is as follows:

	As of March 31, 2025	As of December 31, 2024
Equipment	$961	$961
Computer software	—	—
Furniture and fixtures	6,235	6,235
Leasehold improvements	22,794	22,794
Total cost	29,990	29,990
Less: Accumulated depreciation	18,807	18,032
Property, software and equipment, net of accumulated depreciation	$11,183	$11,958

Depreciation expense totaled $775 and $1,021 for the three months ended March 31, 2025 and 2024, respectively.

(5)
Intangible Assets

Intangible assets consisted of the following as of March 31, 2025 and December 31,2024:

	Indefinite Lived	Definite Lived	Total
Gross carrying amount, December 31, 2024	$715,994	$16,426	$732,420
Accumulated amortization	—	(16,426)	(16,426)
Net carrying amount, December 31, 2024	$715,994	$—	$715,994
Gross carrying amount, March 31, 2025	$715,994	$—	$715,994
Accumulated amortization	—	—	—
Net carrying amount, March 31, 2025	$715,994	$—	$715,994

Definite lived intangible assets, principally customer lists and distribution channels, were fully amortized and written off as of December 31, 2024.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

(6)
Income Taxes

The provision (benefit) for income taxes consists of the following:

	For the Three Months Ended March 31,
	2025	2024
Current:
Federal	$—	$284
State	9	73
	$9	$357
Deferred:
Federal	$717	$5,824
State	84	689
	801	6,513
Total provision for income taxes	$810	$6,870

The reconciliation of the difference between the Company’s U.S. Federal statutory income tax rate and effective tax rate for continuing operations for the three months ended March 31, 2025 and 2024, respectively, is as follows:

	For the Three Months Ended March 31,
	2025	2024
Federal statutory tax rate	21.0%	21.0%
Change in tax rate resulting from:
State income taxes (net of effect on federal income taxes)	1.7%	3.3%
Nondeductible items	1.5%	0.4%
Deferred true-up adjustment	(4.5%)	(0.9%)
Other	0.2%	—
Effective tax rate	19.9%	23.8%

As of March 31, 2025, the Company has a receivable from AHUS for $5,759 related to income taxes accrued, which is included as a component of due from affiliates on the accompanying unaudited Consolidated Balance Sheets. As of December 31, 2024, the Company has a payable to AHUS for $3,633 related to income taxes accrued, which is included as a component of due to affiliates on the accompanying unaudited Consolidated Balance Sheets, of which settlement occurred in 2025.

The liability for unrecognized tax benefits, which primarily relates to state income taxes, at March 31, 2025 and December 31, 2024 is $450, of which $356 would affect the Company’s effective tax rate if recognized.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2024
Beginning balance	$450	$3,564
Increase due to tax positions related to the current year	—	34
Decrease due to tax positions related to the prior years	—	(3,148)
Ending balance	$450	$450

The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. At March 31, 2025 and December 31, 2024, the Company had accrued interest and penalties of $278 and $269, respectively, of which $9 was recognized as an increase to the provision for income taxes for the three months ended March 31, 2025. The Company does not expect a material change to the liability for unrecognized tax benefits will occur over the next 12 months.

The tax years from 2021 and forward remain open to examination by the major jurisdictions in which the Company is subject to tax.

The components of deferred income taxes recorded in the accompanying unaudited Consolidated Balance Sheets comprise a net deferred tax liability of $144,408 and $136,362 as March 31, 2025 and December 31, 2024, respectively. The approximate income tax effect of each type of temporary difference is as follows:

	As of March 31, 2025	As of December 31, 2024
Deferred tax assets:
Compensation related	$15,345	$23,356
Lease liability	7,097	7,354
Other	1,264	1,476
Total deferred tax assets	23,706	32,186
Deferred tax liabilities:
Identifiable intangibles	(160,991)	(160,991)
Right of use property	(5,047)	(5,241)
Fixed assets	(1,457)	(1,590)
Other	(619)	(726)
Total deferred tax liabilities	(168,114)	(168,548)
Net deferred tax liability	$(144,408)	$(136,362)

Based on the Company’s historical and current pretax earnings, management believes it is more likely than not that the Company will realize its remaining deferred income tax assets existing at March 31, 2025. Management believes that existing net deductible temporary differences, which give rise to deferred tax assets, will reverse during periods in which the Company generates net taxable income. In addition, gross deductible temporary differences are expected to reverse in periods during which offsetting gross taxable temporary differences are expected to reverse.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

(7)
Benefit Plans

The Company has two defined contribution plans for eligible employees: a retirement benefit plan and a savings and investment plan (together the Benefit Plans) qualified under Section 401 of the Internal Revenue Code. The Company makes contributions to a trustee, on behalf of eligible employees, to fund both Benefit Plans.

Both of the Benefit Plans cover all full-time employees who have met certain age and length-of-service requirements. Under the retirement benefit plan, the Company contributes an amount that would purchase a certain targeted monthly pension benefit at the participant’s normal retirement date. Pursuant to the savings and investment plan, participants may voluntarily contribute up to 50% of their compensation, and the Company will match this contribution up to 2.5% of the participant’s contribution. For the three months ended March 31, 2025 and 2024 the Company’s expenses under the retirement benefit plan were $2,098 and $1,786, respectively, and under the savings and investment plan were $386 and $460, respectively. Both of these expenses are included as a component of compensation and related benefits on the accompanying unaudited Consolidated Statements of Operations.

(8)
Incentive Plans

2021 Plan

In April 2021, Amundi granted certain participants a target number of performance shares of Amundi stock under the 2021 Long-term Incentive Plan (2021 Plan). The 2021 Plan provided participants with performance shares that vested in 2024 based on the performance of financial years 2021 through 2023. The number of shares that vested is based on predetermined key performance indicators (KPIs). These KPIs are the same for all beneficiaries of the plan and are based on the global consolidated figures of the listed entity Amundi. Metrics used include group net income, cost to income ratio, net inflows, and ESG policy. The number of shares vested range from 0% to 125% of the target number of shares.

Outstanding and exercisable restricted shares under the 2021 Plan is as follows:

	2021 Plan (in shares)
	2025	2024
Outstanding at January 1,	—	80,770
Forfeitures	—	(3,540)
Outstanding at March 31,	—	77,230

2022 Plan

In April 2022, Amundi granted certain participants a target number of performance shares of Amundi stock under the 2022 Long-term Incentive Plan (2022 Plan). The 2022 Plan provided participants with performance shares that vest in 2025 based on the performance of financial years 2022 through 2024. The number of shares that vest were based on predetermined KPIs. These KPIs are the same for all beneficiaries of the plan and were based on the global consolidated figures of the listed entity Amundi. Metrics used include group net income, cost to income ratio, net inflows, and ESG policy. The number of shares vested range from 0% to 125% of the target number of shares.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

In connection with the Victory Transaction, the vesting of the 2022 plan was accelerated, all remaining participants were entirely vested, and the plan converted to a liability award, which will be cash settled in May 2025 based on the following: number of shares granted, KPI achievement rate, Amundi opening share price on April 28, 2025 and the USD/EUR exchange rate on April 25, 2025.

Outstanding and exercisable restricted shares under the 2022 Plan is as follows:

	2022 Plan (in shares)
	2025	2024
Outstanding at January 1,	125,180	128,670
Forfeitures	—	(3,490)
Cash conversion	(125,180)	—
Outstanding at March 31,	—	125,180

2023 Plan

In April 2023, Amundi granted certain participants a target number of performance shares of Amundi stock under the 2023 Long-term Incentive Plan (2023 Plan). The 2023 Plan provides participants with performance shares that vest in 2026 based on the performance of financial years 2023 through 2025. The number of shares that vest is based on predetermined KPIs. These KPIs are the same for all beneficiaries of the plan and are based on the global consolidated figures of the listed entity Amundi. Metrics used include group net income, cost to income ratio, net inflows, and ESG policy. The number of shares vested range from 0% to 125% of the target number of shares.

In connection with the Victory Transaction, the vesting of the 2023 plan was accelerated, all remaining participants were entirely vested, and the plan converted to a liability award, which will be cash settled in January 2026 based on the following: number of shares granted, Amundi opening share price on February 3, 2025 and the USD/EUR exchange rate on January 31, 2025.

Outstanding and exercisable restricted shares under the 2023 Plan is as follows:

	2023 Plan (in shares)
	2025	2024
Outstanding at January 1,	114,980	118,200
Forfeitures	—	(3,220)
Cash conversion	(114,980)	—
Outstanding at March 31,	—	114,980

For the three months ended March 31, 2025 and 2024, the net compensation related expense associated with the plans noted above and recorded in the accompanying unaudited Consolidated Statements of Operations amounted to $9,773 and $842, respectively. The net expense comprises compensation expense related to the vesting of units and restricted awards and recognition of forfeitures as they occurred. As of December 31, 2024, the inputs utilized to determine the fair value of the award recognized are considered significant unobservable inputs and, accordingly, the liability of $9,062 associated with these incentive plans as of December 31, 2024 in the accompanying unaudited Consolidated Balance Sheet is included in level 3 of the fair value hierarchy

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

table. As of March 31, 2025, the liability of $18,666 in the accompanying unaudited Consolidated Balance Sheet associated with these plans is comprised of $7,812 related to the 2022 Plan and $10,854 related to the 2023 Plan. As the inputs utilized to determine the fair value of the 2022 Plan are considered significant unobservable inputs, the 2022 Plan liability is included in level 3 of the fair value hierarchy table. As the 2023 Plan has been converted to a cash amount based on a historical share price and exchange rate, the 2023 Plan is not included in the fair value hierarchy table.

(9)
Deferred Compensation Plans

The Company offers various deferred compensation plans, including Mandatory Bonus Deferral Plans (MDP) and a Voluntary Deferred Compensation Plan (VDP), whereby a percentage of total incentive compensation earned by such employees may be deferred for a specific period.

The purpose of the MDP is to govern bonuses mandatorily deferred under bonus plans maintained by the Company. This plan is unfunded for tax purposes. Participant accounts vest on a pro-rata basis over a three-year period. Participants have the right to receive distribution of the vested account balance in cash or may elect to convert the vested balance (all or part) to the VDP. Balances may be subject to forfeiture in the event of termination of employment with the Company prior to the vesting of the award.

The purpose of the VDP is to allow a select group of management or highly compensated employees of the Company who satisfy eligibility provisions of the VDP to defer, on a voluntary basis, the receipt of compensation to some future date. The VDP is unfunded for tax purposes. Participants are fully vested in the VDP as of the date of contribution and shall receive a distribution of his or her deferred account on the future date elected by the participant. All distributions under the VDP shall be in cash.

Certain employees of the Company are eligible to participate in the Amundi Intermediate Deferred Compensation Award Plan (AIDCAP), a deferred compensation plan established by AUS. The AIDCAP provides supplemental compensation in order to reward performance and provide a mechanism for key employee retention. Awards under AIDCAP generally vest at the end of the three-year period following the date of grant.

Certain employees of the Company are granted a Special Award (SA) to provide supplemental compensation in order to reward performance and encourage the retention of key contributors to the Company. Awards under SA generally vest over a three-year period, with 25% vesting over each of the first two years and 50% vesting in the third year, following the grant date.

The Rabbi Trust balances as of March 31, 2025 and December 31, 2024 of $23,709 and $21,862, respectively, for the MDP, $20,586 and $19,705, respectively, for the VDP, $39,515 and $40,011, respectively, for the AIDCAP, and $285 and $282, respectively, for the SA are invested in various Pioneer Funds and are included in deferred compensation plans in the accompanying unaudited Consolidated Balance Sheets. As of March 31, 2025, the unrecognized compensation expense associated with the MDP and AIDCAP, and SA that will be recognized by the Company in the future is $37,754.

In addition, certain individuals are participants in the Company’s Executive Supplemental Retirement Benefit Plan (SERP). The SERP is intended to serve as deferred compensation for a select group of management employees. The SERP balance was paid out to participants in 2025. As December 31, 2024, the balance in the SERP is $572, and is included in deferred compensation plans in the accompanying unaudited Consolidated Balance Sheets.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

(10)
Related Party Transactions

Certain officers and/or directors of the Company are officers and/or trustees of the Pioneer Funds. Included in net investment management fees in the accompanying unaudited Consolidated Statements of Operations is $67,289, and $60,507 for the three months ended March 31, 2025 and 2024, respectively, of investment management and performance fees (net of fees waived) earned from the Pioneer Funds. Underwriting commissions, distribution fees and service fees earned from the sale of the shares of the Pioneer Funds were

$18,428, and $17,233 for the three months ended March 31, 2025 and 2024, respectively. Reimbursement for expenses incurred on behalf of the Pioneer Funds of $10,015 and $9,150 for the three months ended March 31, 2025 and 2024, respectively, in the accompanying unaudited Consolidated Statements of Operations, represents amounts earned from the Pioneer Family of Funds for reimbursement of expenses paid to service providers providing certain services to these entities, for which the Company is deemed to be the principal in the arrangement. Included in administrative services and other revenue in the accompanying unaudited Consolidated Statements of Operations is $3,028 and $3,247 for the three months ended March 31, 2025 and 2024, respectively, of reimbursements for administrative services performed by the Company for the Pioneer Funds.

As of March 31, 2025 and December 31, 2024, the Company was due $14,885 and $12,420, respectively, from the Pioneer Funds related to these arrangements, for which cash settlement is expected, which is reported as a component of receivables from investment management fees, distribution fees, and from the Pioneer Family of Mutual Funds in the accompanying Consolidated Balance Sheets.

Included in related party revenues in the accompanying unaudited Consolidated Statements of Operations are $21,817 and $18,759 of advisory and sub-advisory management fees, which the Company earned from other Amundi affiliates for the three months ended March 31, 2025 and 2024, respectively. Also included is $1,197 and $891 which the Company earned from Amundi affiliates primarily for marketing, salaries, administrative and other operating expenses incurred on their behalf for the three months ended March 31, 2025 and 2024, respectively. As of March 31, 2025 and December 31, 2024, the Company was due $34,638 and $24,478, respectively, from Amundi affiliates related to these arrangements, for which cash settlement is expected, representing the due from affiliates balance in the accompanying unaudited Consolidated Balance Sheets.

Related party expenses of $6,655 and $7,932 for the three months ended March 31, 2025 and 2024, respectively, in the accompanying unaudited Consolidated Statements of Operations include payments made to affiliates for sub-advisory management fees and recharges for operating expenses incurred on the Company’s behalf. As of March 31, 2025 and December 31, 2024, the Company owed $2,884 and $6,085, respectively, to Amundi affiliates related to these arrangements for which cash settlement is expected, representing the due to affiliates balance on the accompanying unaudited Consolidated Balance Sheets.

All transactions with AHUS, Amundi and other affiliates are charged or credited through related party accounts and may not be the same as those that would otherwise exist or result from agreements and transactions among unaffiliated third parties. However, the Company believes that it is in compliance with the transfer pricing regulations of the Internal Revenue Service. All balances due to and from AHUS and Amundi affiliates represent amounts for which the Company has the solvency, ability, and intent to settle.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

(11)
Leases

Information related to the Company's operating leases is as follows:

	For the Three Months Ended March 31,
	2025	2024
Operating lease costs	$1,155	$1,201
Rental payments	$1,432	$1,443

	As of March 31, 2025	As of December 31, 2024
Weighted-average discount rate	3.6%	3.6%
Weighted-average remaining lease term (years)	5.9	6.1

Future undiscounted cash payments related to operating leases as of March 31, 2025 are shown in the table below.

2025	4,380
2026	5,946
2027	5,806
2028	5,833
2029	5,495
2030 and thereafter	7,861
Total undiscounted lease payments	35,321
Less: imputed interest	3,577
Total lease liabilities	$31,744

(12)
Indemnifications

In the normal course of business, the Company may enter into contracts that contain a variety of indemnifications. Since inception and commencement of operations, the Company has not had any claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(13)
Net Capital and Reserve Requirements

As the principal underwriter and distributor of shares of the Pioneer Funds, AD is subject to the SEC’s regulations and operating guidelines applicable to broker-dealers, including the Net Capital Rule, which requires AD to maintain a specified amount of net capital, as defined under Uniform Net Capital Rule 15c3-l (Rule 15c3-1). Net capital may fluctuate on a daily basis. AD has elected and uses the Alternative Standard as its method of net capital computation, in which the minimum net capital required is the greater of $250 or 2% of aggregate debits. AD’s net capital, as computed under Rule 15c3-l, was $4,820 and $42,021 at March 31, 2025 and December 31, 2024, respectively, which exceeds minimum net capital required of $250 by $4,570 and $41,771, respectively.

AMUNDI US, INC.

Notes to Consolidated Financial Statements

(in thousands, except share amounts)

(unaudited)

AD is exempt from the reserve requirements of Rule 15c3-3, pursuant to paragraph (k)(2)(i), since it does not carry customer margin accounts; promptly transmits all customer funds and delivers all securities received in connection with activities as a broker-dealer; does not otherwise hold funds or securities for, or owe money or securities to, customers; and effects all customer receipts and disbursements, if received, through a special account for the benefit of customers.

(14)
Disaggregated Revenue from Contracts with Customers

The following table presents revenue from contracts with customers by major source:

Revenue from contracts with customers:

	For the Three Months Ended March 31,
	2025	2024
Investment management fees, net	$81,474	$72,065
Service fee, distribution fees and underwriting revenues	18,428	17,233
Reimbursement for expenses incurred on behalf of the Pioneer Family of Mutual Funds and other Amundi affiliates	10,015	9,150
Advisory and sub-advisory management fee revenue from affiliates	21,817	18,759
Reimbursement for administrative services provided to the Pioneer Family of Mutual Funds	3,028	3,247
Other reimbursement revenue from affiliates	1,197	891
Total revenue from contract with customers	$135,959	$121,345

(15)
Subsequent Events

In preparing these consolidated financial statements, the Company has evaluated subsequent events after March 31, 2025, through May 15, 2025, the date the consolidated financial statements were available to be issued.

On July 9, 2024, Amundi entered into a definitive agreement to sell AHUS and its subsidiaries to Victory Capital, subject to regulatory and shareholder approval and customary closing conditions. The transaction was completed on April 1, 2025, and AHUS was combined into Victory Capital in exchange for 21.2% economic stake in Victory Capital. The closing consideration is subject to a customary post-closing adjustment as well as true-up payments in respect of client consents obtained in the 180 days following the closing. Also as a result of the Victory Transaction, Amundi became a strategic shareholder of Victory Capital with two of its representatives joining the Victory Capital Board of Directors.

In conjunction with the transaction, Amundi and Victory Capital have entered into reciprocal 15-year distribution agreements which became effective upon closing of the transaction. Under the distribution agreements, Victory Capital is the supplier of US-manufactured active asset management products for Amundi’s distribution outside of the US. Additionally, Victory Capital became the distributor of Amundi’s non- US manufactured products in the US.

The financial impact of this subsequent event cannot be quantified at this stage and thus has not been included in the accompanying financial statements. The Company will make appropriate adjustments or disclosures in the financial statements of the period in which the acquisition is completed. As this is a non-recognized subsequent event under ASC 855, Subsequent Events, no adjustment to the unaudited financial statements has been made in the reported three months ended on March 31, 2025.